Income Taxes	6 Months Ended
Jun. 30, 2018
Income Taxes
Income Taxes

(9)          Income Taxes

In December 2017, the Tax Cuts and Jobs Act (2017 Tax Act) was enacted. The 2017 Tax Act includes a number of changes to existing U.S. tax laws that impact the Company, most notably a reduction of the U.S. corporate income tax rate from 34% to 21% for tax years beginning after December 31, 2017. The 2017 Tax Act also provides for a one‑time transition tax on certain foreign earnings and the acceleration of depreciation for certain assets placed into service after September 27, 2017 as well as prospective changes beginning in 2018, including repeal of the domestic manufacturing deduction, acceleration of tax revenue recognition, capitalization of research and development expenditures, additional limitations on executive compensation and limitations on the deductibility of interest.

The Company recognized the income tax effects of the 2017 Tax Act in its 2017 financial statements in accordance with Staff Accounting Bulletin No. 118, which provides SEC staff guidance for the application of ASC Topic 740, Income Taxes, in the reporting period in which the 2017 Tax Act was signed into law. As such, the Company’s financial results reflect the income tax effects of the 2017 Tax Act for which the accounting under ASC Topic 740 is complete and provisional amounts for those specific income tax effects of the 2017 Tax Act for which the accounting under ASC Topic 740 is incomplete but a reasonable estimate could be determined.

The changes to existing U.S. tax laws as a result of the 2017 Tax Act, which we believe have the most significant impact on the Company’s federal income taxes are as follows:

Reduction of the U.S. Corporate Income Tax Rate

The Company measures deferred tax assets and liabilities using enacted tax rates that will apply in the years in which the temporary differences are expected to be recovered or paid. Accordingly, the Company’s deferred tax assets and liabilities were remeasured to reflect the reduction in the U.S. corporate income tax rate from 34% to 21%, resulting in a $16.1 million increase in income tax expense for the year ended December 31, 2017 and a corresponding decrease in net deferred tax assets as of December 31, 2017. These adjustments were fully offset with a corresponding adjustment to the valuation allowance.

Transition Tax on Foreign Earnings

The Company recognized a provisional income tax expense of $1.1 million for the year ended December 31, 2017 related to the one‑time transition tax on certain foreign earnings. This resulted in a corresponding decrease in deferred tax assets due to the utilization of net operating loss carryforwards. The final determination of the transition tax requires further analysis regarding the amount and composition of the Company’s historical foreign earnings, and is expected to be completed during the year ending December 31, 2018.

Net income (loss) before income tax expense for the years ended December 31 was as follows:

(in thousands)	2017	2016
Domestic	$(9,064)	$(19,006)
Foreign	15,759	6,686
Net income (loss) before income tax	$6,695	$(12,320)

Income tax provision for the year ended December 31 was as follows:

(in thousands)	2017	2016
Current tax expense:
Federal	$—	$—
State	—	8
Foreign	5,200	1,632
Current tax expense	5,200	1,640
Deferred tax expense
Federal	—	—
State	—	—
Foreign	(342)	242
Deferred tax expense	(342)	242
Income tax expense	$4,858	$1,882

The income tax provision differs from the amount computed by applying the statutory federal income tax rate to the loss before income tax as a result of the following differences:

(in thousands)	2017	2016
Tax computed at federal statutory rate	$2,276	$(4,189)
State tax, net of federal tax benefit	(102)	(125)
Permanent items	1,078	662
Foreign dividends and unremitted earnings	796	586
Foreign rate differential	(1,897)	(991)
Rate change due to tax reform	17,176	—
Federal credits	(302)	(363)
Tax contingencies, net of reversals	592	663
Other	109	302
Valuation allowance	(14,868)	5,337
Income tax expense	$4,858	$1,882

The income tax expense recorded for 2017 and 2016 primarily relates to operations in China and Finland, which have income tax rates of 25% and 20%, respectively.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2017 and 2016 are approximately as follows:

(in thousands)	2017	2016
Deferred tax assets:
Net operating loss carryforwards	$21,626	$35,803
Research and alternative minimum tax credits	3,635	3,373
Accrued expenses and other	1,891	2,466
Inventory	2,280	2,155
Property and equipment	1,644	2,351
Total gross deferred tax assets	31,076	46,148
Less valuation allowance	(28,873)	(43,741)
Total deferred tax assets	2,203	2,407
Deferred tax liabilities
Intangible assets	(396)	(503)
Unremitted foreign earnings	—	(521)
Total deferred tax liabilities	(396)	(1,024)
Net deferred tax assets	$1,807	$1,383

Net deferred tax assets of $1.8 million and $1.4 million as of December 31, 2017 and 2016, respectively, are included in other assets within the consolidated balance sheet.

In evaluating its valuation allowance, the Company considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies, and recent financial performance. Due to uncertainty with respect to ultimate realizability of deferred tax assets, the Company has provided a valuation allowance against the U.S. deferred tax assets. The net change in the total valuation allowance during the years ended December 31, 2017 and 2016 was a decrease of $14.9 million and an increase of $5.3 million, respectively.

At December 31, 2017, the Company has U.S. and state net operating loss carryforwards of $104.5 million and $13.7 million, respectively. These net operating losses will expire between 2020 and 2037 if not used by the Company to reduce income taxes payable in future periods. The Company has U.S. and state research and development credits of $4.2 million and $59 thousand, respectively. These credits will begin to expire between 2018 and 2037 if not used by the Company to reduce income taxes payable in future periods.

Utilization of net operating loss carryforwards, credit carryforwards and certain deductions have been subject to annual limitations due to ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. Under Sections 382 and 383 of the Internal Revenue Code of 1986, as amended, substantial changes in the Company’s ownership have required the Company to limit the amount of net operating loss and research and development credit carryforwards that were previously available to offset future taxable income. The Company has had three “change in ownership” events that limit the utilization of net operating loss carryforwards. The “change in ownership” events occurred twice in August of 2000 and in January of 2001, and resulted in net operating loss carryforward limitations of $17 thousand, $52 thousand, and $459 thousand. Additional limitations on the use of these tax attributes could occur in the event of possible disputes arising in examination from various taxing authorities.

The following table presents a reconciliation of the changes in the unrecognized tax benefit:

(in thousands)
Balance at December 31, 2015	$1,528
Additions based on tax positions related to the current year	570
Additions for tax positions of prior years	3
Other	(51)
Balance at December 31, 2016	$2,050
Additions based on tax positions related to the current year	365
Additions for tax positions of prior years	99
Other	3
Balance at December 31, 2017	$2,517

At December 31, 2017, the Company has recognized $1.5 million unrecognized tax benefits in non‑current income taxes payable and $1.0 million of unrecognized tax benefits in noncurrent deferred tax assets on the accompanying consolidated balance sheet. $2.5 million of the Company’s unrecognized tax benefits, if recognized, would impact the effective tax rate. At December 31, 2016, the Company has recorded $1.3 million of unrecognized tax benefits in non‑current income taxes payable and $759 thousand of unrecognized tax benefits recognized as an offset to noncurrent deferred tax assets on the accompanying consolidated balance sheet. The Company does not expect a significant decrease to the total amount of unrecognized tax benefits within the next twelve months.

The Company will recognize interest and penalties related to unrecognized tax benefits as a component of income tax expense. The Company has recognized penalties and interest during the years ended December 31, 2017 and 2016, of $367 thousand and $145 thousand, respectively. At December 31, 2017 and 2016 interest and penalties associated with unrecognized tax benefits were $939 thousand and $572 thousand, respectively. In addition, the Company recorded a tax benefit of $127 thousand and $75 thousand related to foreign currency translation adjustments during the year ended December 31, 2017 and 2016, respectively.

At December 31, 2017, the Company’s tax years 2014 through 2017, 2013 through 2017, and 2007 through 2017, remain open for examination in the federal, state and foreign jurisdictions, respectively. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses and credits were generated and carried forward, and to make adjustments up to the net operating loss and credit carryforward amounts. The Company is not currently under federal, state, or foreign examination.